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                                                                    EXHIBIT 10.4

                              RITE AID CORPORATION

                                  $200,000,000

                        4.75% Convertible Notes Due 2006

                               Purchase Agreement

                                                             New York, New York
                                                              November 13, 2001


Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
As Representatives of the Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Rite Aid Corporation, a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $200,000,000 principal amount of its 4.75% Convertible Notes Due 2006 (the "Firm Securities"), and, at the election of the Initial Purchasers, up to an aggregate of $50,000,000 additional principal amount thereof (the "Optional Securities") (the Firm Securities and any Optional Securities which the Initial Purchasers elect to purchase pursuant to this Agreement being collectively referred to as the "Securities") convertible into Common Stock, par value $1.00 ("Stock"), of the Company.

                  The Securities are to be issued under an indenture (the "Indenture"), to be dated as of November 19, 2001, between the Company and BNY Midwest Trust Company, as trustee (the "Trustee"). The Securities have the benefit of a Registration Rights Agreement (the "Registration Rights Agreement"), to be dated as of November 19, 2001, among the Company and the Initial Purchasers, pursuant to which the Company has agreed to file with the United States Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 of the Securities Act (as defined) relating to the resale of (i) such Securities and (ii) the shares of Stock initially issuable upon conversion of the Securities by holders thereof, and to use its best efforts to cause such shelf registration statement to be declared effective.

                  To the extent there are no additional parties listed on
Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 16 hereof.

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.



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                                                                              2

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated November 12, 2001 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated November 13, 2001 (as amended or supplemented at the Execution Time, including any and all annexes forming a part thereof and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

                  1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser as set forth below in this Section 1.

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date (as defined in Section 3 hereof), the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

                  (b) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (c) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                  (e) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged in any directed selling efforts with respect to the Securities being sold in reliance on Regulation S, and each of them has complied with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.



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                                                                              3

                  (f) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, an "investment company" within the meaning of the Investment Company Act.

                  (g) The Company is subject to and in compliance, in all material respects, with the reporting requirements of Section 13 or
         Section 15(d) of the Exchange Act.

                  (h) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

                  (i) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (j) On the Closing Date, the Indenture will conform in all material respects to the description thereof contained in the Final Memorandum.

                  (k) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent that failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

                  (l) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except for Rx USA, Inc., Rite Aid Lease Management Corporation and Rite Aid Risk Management Corp., all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (m) The Company's authorized equity capitalization is as set forth in the Final Memorandum and the capital stock conforms in all material respects to the description thereof contained in the Final Memorandum; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and, when issued upon conversion in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company or a duly constituted committee thereof, has duly and validly adopted resolutions reserving such shares of Stock for issuance upon conversion; and except as set forth in the Final Memorandum, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for shares of capital stock or ownership interest in the Company are outstanding (other than warrants held by J.P. Morgan Securities Inc. and its affiliates on the date hereof).


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                                                                              4


                  (n) There are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities) registered under the Shelf Registration Statement, other than the persons holding such rights under those agreements listed on
         Schedule II hereto.

                  (o) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the Securities or the shares of Stock to be issued upon conversion of the Securities or any rights to such shares or (ii) as a result of or in connection with the transactions contemplated by the Indenture, this Agreement or the Registration Rights Agreement, any other capital stock of the Company or rights thereto.

                  (p) The statements in the Final Memorandum under the headings "Certain United States Federal Income Tax Considerations for Non-United States Holders," "Description of Notes," "Description of Capital Stock," "Regulation," "Legal Proceedings," "Description of Other Indebtedness" and "Risk Factors" fairly summarize the matters therein described.

                  (q) This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity) and will be convertible into Stock in accordance with their terms; and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and except that the enforceability of any rights to contribution or indemnification may be violative of public policy under any law, rule or regulation).

                  (r) Subject to compliance by the Initial Purchasers with the representations, warranties and agreements set forth in Section 4 of this Agreement, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act, the securities laws of any jurisdiction outside the U.S. in which the Securities are offered and such as may be required under the blue sky laws of any jurisdiction and the National Association of Securities Dealers Inc. in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement.


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                  (s) On the Closing Date, neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of either of the Company or any subsidiary, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable or (iii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any of its subsidiaries is subject.

                  (t) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Information" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

                  (u) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (v) The Company and each of its subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as presently conducted, except where the failure to own or lease such property could not reasonably be expected to have a Material Adverse Effect.

                  (w) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any agreement or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable, except in the case of (ii) and (iii), such violation or default that could not reasonably by expected to have a Material Adverse Effect.


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                                                                              6


                  (x) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Final Memorandum, are, to the knowledge of the Company, independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (y) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement, the issuance or sale by the Company of the Securities or, if issued on the date hereof, the issuance of shares of Stock upon conversion of the Securities.

                  (z) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (aa) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (bb) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, except where noncompliance could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).


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                  (cc) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Memorandum.

                  (dd) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (ee) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non- compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); except as set forth in the Final Memorandum, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.




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                                                                              8


                  (ff) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (gg) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final Memorandum to be conducted, except where the failure to own such Intellectual Property could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation of a third party's right in Intellectual Property (including any claim that the Company or any of its subsidiaries must license or refrain from using such Intellectual Property), which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (hh) Each executive officer and director of the Company has entered into a written agreement with the Company in the form of Exhibit B hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you.

                  Any certificate signed by any officer of the Company and delivered to the Initial Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (a) the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 100% of the principal amount thereof, plus accrued interest, if any, from November 19, 2001 to the Closing Date, the principal amount of Firm Securities set forth opposite such Initial Purchaser's name on Schedule I hereto and (b) in the event and to the extent that the Initial Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in clause (a) of this Section 2, the aggregate principal amount of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions of $1,000).

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                                                                              9


                  The Company hereby grants to Salomon Smith Barney Inc. the right to purchase at their election up to $50,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of this
Section 2, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from Salomon Smith Barney Inc. to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by Salomon Smith Barney Inc. but in no event earlier than the Closing Date (as defined in Section 3 hereof) or, unless Salomon Smith Barney Inc. and the Company otherwise agree in writing, earlier than three or later than ten business days after the date of such notice; provided that this paragraph is subject to the condition that either (1) the resale of Optional Securities to investors settles within 12 days after the first date of settlement of the initial resale of any Firm Securities to one or more investors (the "Initial Settlement Date"), (2) the resale of Optional Securities to investors settles within 30 days of the Initial Settlement Date and is at a price that would not cause the Optional Securities to have original issue discount in more than a "de minimis" amount for Federal income tax purposes if the Optional Securities were a separate "issue" for such purposes, or (3) the Representatives have consulted with their counsel, Cravath, Swaine & Moore, and with counsel to the Company, Skadden, Arps, Slate, Meagher & Flom LLP, to confirm that the Firm Securities and the Optional Securities will be treated as part of the same "issue" for Federal income tax purposes.

                  3. Delivery and Payment. Delivery of and payment for the Firm Securities and the Optional Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on November 19, 2001, which date and time may be postponed by agreement between Salomon Smith Barney Inc. and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Optional Securities (at the expense of the Company) to Salomon Smith Barney Inc. for its account on the date specified by Salomon Smith Barney Inc. (which shall be no fewer than three Business Days and no more than ten Business Days after exercise of said option).
 Delivery of the Securities shall be made to the Representatives against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless Salomon Smith Barney Inc. shall otherwise instruct.

                  If settlement of the Optional Securities occurs after the Closing Date, the Company will deliver to Salomon Smith Barney Inc. for its account on the settlement date for the Optional Securities, and the obligation of Salomon Smith Barney Inc. to purchase the Optional Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

                  (a) It is a qualified institutional buyer (as defined in Rule 144A under the Act) or an institutional accredited investor (as defined in Rule 501(a) under the Act).

                  (b) It has not offered or sold, and will not offer or sell, any Securities except (i) to those persons it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.


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                                                                             10

                  (c) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

                  5. Agreements. The Company agrees with each Initial Purchaser that:

                  (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as you may reasonably request.

                  (b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed.

                  (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as you may reasonably request.

                  (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) The Company will not, and will not permit any of its controlled Affiliates to, and will use its reasonable best efforts not to permit any of its other Affiliates to, resell any Securities or Stock issuable on conversion thereof that have been acquired by any of them.

                  (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities or the Stock issuable on conversion thereof under the Act.

                  (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers) will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities or shares of Stock issued or issuable upon conversion of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (k) The Company will not for a period of 90 days following the Execution Time, without the prior written consent of Salomon Smith Barney Inc. (which consent shall not be unreasonably withheld, delayed or conditioned), offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction; provided, however, that (i) the Company may issue common stock, or grant options to purchase common stock or other awards, in each case under its existing stock or bonus plans, to employees, directors and consultants of the Company or pursuant to commercial arrangements with partners of the Company, (ii) the Company may file registration statements in respect of the Securities and shares of common stock issuable upon conversion of the Securities and may issue common stock upon conversion of the Securities, (iii) the Company may issue common stock or securities convertible into common stock and file registration statements, in each case in connection with acquisitions, the consideration for which includes the issuance of common stock or securities convertible into common stock; provided that the parties receiving the Class A common stock in any acquisition agree to be bound by the foregoing restrictions, (iv) the Company may file a registration statement in any instance in which the Company is required to register shares of common stock pursuant to registration rights agreements in which the Company is a party thereto and (v) the Company may issue common stock in exchange for the preferred stock of Rite Aid Lease Management Corporation and the Company may file a registration statement with respect thereto.

                  (l) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (m) The Company currently has no plan or intent to be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (n) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement and the issuance of the Securities; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities and the shares of Stock issuable upon conversion thereof; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in The Portal Market of the NASD and the listing of the shares of Stock issuable upon conversion of the Securities; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its and their obligations hereunder and under the Indenture and the Registration Rights Agreement. It is understood, however, that, except as provided in Section 5 and Sections 7 and 8 of this Agreement, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel.

                  (o) The Company will reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy its obligations to issue shares of Stock upon conversion of the Securities.

                  (p) The Company will refuse, and will cause all applicable trustees and transfer agents to refuse, to register any transfer of Securities or shares of Stock issued upon conversion of Securities if such transfer is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph shall not be applicable to any Security or share of Stock which has been transferred pursuant to an effective registration statement Rule 144 under the Securities Act, and, as a result of which, or otherwise, are no longer subject to restrictions on transfer under the Securities Act.

                  (q) All of the Securities and shares of Stock issuable upon conversion thereof will contain a legend to the effect that the transfer thereof is prohibited except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from registration under the Securities Act and that hedging transactions involving those Securities or shares may not be conducted unless in compliance with the Securities Act; provided that such legend may be removed if such Securities or shares have been transferred pursuant to an effective registration statement or or when eligible for resale under Rule 144 under the Securities Act, and, as a result of which, or otherwise, is no longer subject to restrictions on transfer under the Securities Act.

                  (r) Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price.

                  (s) The Company shall duly list the shares of Stock issuable upon conversion of the Securities on the New York Stock Exchange, subject to official notice of issuance.

                  6. Conditions to the Obligations of the Initial Purchasers. The obligations of each Initial Purchaser to purchase the Firm Securities and the obligation of Salomon Smith Barney Inc. to purchase the Optional Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Execution Time and the Closing Date (and any settlement date with respect to the Optional Securities), to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Elliot S. Gerson, Esq., general counsel for the Company, substantially to the effect set forth below:

                           (i) each of the Company and its subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect;

                           (ii) all the outstanding shares of capital stock of
                  the Company and each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except for Rx USA, Inc., Rite Aid Lease Management Corporation and Rite Aid Risk Management Corp., all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           (iii) the Company's authorized capital stock is as
                  set forth in the Final Memorandum; the shares conform, as to legal matters, in all material respects to the description thereof contained in the Final Memorandum under the caption "Description of Capital Stock"; the shares of Stock initially issuable upon conversion of the Securities have been duly authorized and, when issued upon conversion in accordance with the Securities and the Indenture, will be validly issued, fully paid and nonassessable; no holder of outstanding shares of capital stock of the Company has any statutory or, to such Counsel's knowledge after due inquiry, contractual preemptive rights to subscribe for the Securities or the shares of Stock issuable upon conversion thereof; and to such counsel's knowledge after due inquiry, except as set forth in the Final Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that would be required to be disclosed in a registration statement on Form S-1 under the Act and that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties or results of operations of the Company and its subsidiaries, taken as a whole;

                           (v) each of this Agreement and the Registration
                  Rights Agreement has been duly authorized, executed and delivered by the Company;

                           (vi) neither the execution and delivery of the
                  Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries;
                  (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which any of their respective properties is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, except such conflicts, breaches or violations as could not reasonably be expected to have a Material Adverse Effect; or could not reasonably be expected to have a material adverse effect on the Company's performance of this Agreement, the Indenture or the Registration Rights Agreement, or the consummation of any of the transactions contemplated by the Purchase Agreement or such other agreements;

                           (vii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act in connection with the transactions contemplated by the Registration Rights Agreement and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement and such other approvals (specified in such opinion) as have been obtained;

                           (viii) the statements in the Final Memorandum under
                  the headings "Regulation" and "Legal Proceedings"; insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings; and

                           (ix) other than the persons holding such rights under
                  those agreements listed on Schedule II to the Purchase Agreement, no holder of any security of the Company has any right (except as has been satisfied or waived) to require registration of shares of Stock or any other security of the Company under the Shelf Registration Statement.

                           (x) all documents filed under the Exchange Act and
                  deemed to be included in the Preliminary Memorandum, or any amendment or supplement thereto and any other documents incorporated by reference in the Preliminary Memorandum as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                           In addition, such counsel will state that he has
                  participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and the Initial Purchasers and its counsel at which the contents of the Final Memorandum and related matters were discussed; although he is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Memorandum and has made no independent check or verification thereof, on the basis of the foregoing such counsel has no reason to believe that at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

                  (b) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, substantially to the effect set forth below:

                           (i) Based solely on such counsel's review of
                  good-standing certificates, the Company is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum;

                           (ii) The shares of Stock initially issuable upon
                  conversion of the Securities have been duly authorized and the resolutions of the Executive Committee of the Board of Directors of the Company approving the issuance of the Securities have reserved for issuance the Stock and, if and when issued and delivered upon conversion of the Securities in accordance with the provisions of the Securities and the Indenture at conversion prices at or in excess of the par value of such Stock, will be duly and validly issued and fully paid and nonassessable, and the shares of common stock into which the Securities are initially convertible conform to the description of the common stock contained in the Final Memorandum;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered, and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law and such counsel need not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law); the Securities have been duly authorized and when executed by the Company and delivered to and paid for by the Initial Purchasers under this Agreement (assuming due execution and authentication of the Securities by the Trustee under the Indenture), will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law and such counsel need not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law); the Registration Rights Agreement has been duly authorized, executed and delivered and is a valid and binding agreement by the Company enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law and such counsel need not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law); and the statements set forth under the heading "Description of Notes" and "Description of Capital Stock" in the Final Memorandum, insofar as such statements purport to summarize certain terms of the Securities, the common stock, the Indenture and the Registration Rights Agreement, fairly summarize such provisions in all material respects;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties or results of operations of the Company and its subsidiaries, taken as a whole; and the statements in the Final Memorandum under the headings "Certain United States Federal Income Tax Considerations for Non-United States Holders" and "Description of Other Indebtedness"; insofar as such statements summarized legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                           (v) this Agreement has been duly authorized, executed
                  and delivered by the Company;

                           (vi) the execution and delivery of the Indenture,
                  this Agreement, the Registration Rights Agreement, the issue and sale of the Securities, nor the fulfillment of the terms hereof or thereof will not (i) conflict with the charter or by-laws of the Company; (ii) constitute a violation of, or a breach or default under the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or Applicable Order. Such counsel need not express any opinion, however, as to whether such execution, delivery or performance will constitute a violation of, or default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operation of the Company or any of its subsidiaries;

                           (vii) assuming (i) the accuracy of the
                  representations and warranties of the Company set forth in
                  Section 1 of the Purchase Agreement and of you in Section 4 of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Section 5 of the Purchase Agreement and the due performance by you of the covenants and agreements set forth in Section 4 of the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, and (iv) the accuracy of the representations and warranties made in accordance with the Offering Memorandum by purchasers to whom you initially resell the Securities, the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Securities by you in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that such counsel does not express any opinion as to any subsequent resale of any Security;

                           (viii) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as defined in the Investment Company Act;

                           (ix) no Governmental Approval is required in
                  connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act in connection with the transactions contemplated by the Registration Rights Agreement;

                           (x) The specimen stock certificate evidencing the
                  common stock of the Company complies in all material respects with the applicable requirements of Delaware law; and

                           (xi) such counsel will state that it has participated
                  in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you and your counsel at which the contents of the Final Memorandum and related matters were discussed. Although it is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Memorandum and has made no independent check or verification thereof (except to the limited extent referred to above), on the basis of the foregoing, no facts have come to its attention that have led it to believe that the Final Memorandum, as of its date or as of Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief with respect to the financial statements, schedules and other financial data included or excluded therefrom.

                  The following definitions apply to this paragraph (b):

                           "Applicable Contracts" means those agreements or
                  instruments identified in a schedule to the opinion reasonably satisfactory to the Initial Purchasers.

                           "Applicable Laws" means Delaware General Corporation
                  Law (the "DGCL") and those laws, rules and regulations of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Agreement, the Indenture and the Registration Rights Agreement (other than the United States Federal securities laws, state and foreign securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers Inc.), but without such counsel having made any investigation as to any other laws, rules or regulations, and which are not the subject of a specific opinion therein referring expressly to a particular law or laws.

                           "Governmental Authorities" means any court,
                  regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws.

                           "Governmental Approval" means any consent, approval,
                  license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws.

                           "Applicable Orders" means those judgments, orders or
                  decrees, if any, of any Governmental Authority.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

                  (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                           (ii) since the date of the most recent financial
                  statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (e) At the Execution Time and at the Closing Date, the Company shall have requested and caused Deloitte & Touche LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, that they have performed a review of the unaudited interim financial information of the Company for the six-month period ended September 1, 2001 and as at September 1, 2001, and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated by reference in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission thereunder that would apply to the Final Memorandum if the Final Memorandum were a prospectus included in a registration statement on Form S-1 under the Act;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the six-month period ended September 1, 2001, and as at September 1, 2001; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit, executive and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 1, 2001, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum;

                                    (2) with respect to the period subsequent to
                           September 1, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt less current maturities of the Company and its subsidiaries or common stock of the Company or decreases in the stockholders' equity (deficit) of the Company as compared with the amounts shown on the September 1, 2001 consolidated balance sheet included or incorporated in the Final Memorandum, or for the period from September 2, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues, net loss or loss from continuing operations before income taxes and cumulative effect of accounting change or in net loss per share of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                    (3) the information included in response to
                           Regulation S-K, Item 301 (Selected Financial Data),
                           Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the disclosure requirements of Regulation S-K.

                              (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Offering Memorandum Summary", "Risk Factors", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", "Executive Officer Compensation", "Security Ownership of Certain Beneficial Owners and Management", "Certain Relationships and Related Transactions," "Description of Capital Stock" and "Description of Other Indebtedness" in the Final Memorandum, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

                  References to the Final Memorandum in this Section 6(e) include any amendment or supplement thereto at the date of the applicable letter.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (g) The Securities shall have been designated as Portal-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), any notice given of any intended or potential decrease in any such rating (including notice of an adverse change in the outlook for such rating) or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (i) Each Lock-up Agreement shall have been duly executed and delivered to the Company and you and there shall have occurred no breach of any Lock-up Agreement.

                  (j) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, on the Closing Date.

                  7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Salomon Smith Barney Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (x) the Company had previously furnished copies of the Final Memorandum to the Representatives, (y) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and, under the heading "Plan of Distribution," (i) the list of Initial Purchasers and their respective participation in the sale of the Securities and (ii) the paragraph related to stabilization and syndicate covering transactions in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreeement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names on Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth on Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding two Business Days, as the Representatives and the Company shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission, the New York Stock Exchange or the Pacific Stock Exchange or trading in securities generally on the New York Stock Exchange or the Pacific Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either such Exchange; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Elliot S. Gerson, Esq. (fax no.: (717) 760-7867) and confirmed to Elliot S. Gerson, Esq., Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  16. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Regulation D" shall mean Regulation D under the Act.

                  "Regulation S" shall mean Regulation S under the Act.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                       Very truly yours,

                                       Rite Aid Corporation,



                                       by
                                          -----------------------------------
                                          Name:
                                          Title:





The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.

By: Salomon Smith Barney Inc.



by
   ----------------------
   Name:
   Title:

For themselves and the other several Initial
Purchasers named in Schedule I to the
foregoing Agreement

                                   SCHEDULE I





                                                                                            Principal Amount of
                                                                                         Optional Securities to be
                                                                                            Purchased if Over-
                                                    Principal Amount of Firm                Allotment Option is
             Initial Purchasers                    Securities to be Purchased                    Exercised
             ------------------                    --------------------------                    ---------
Salomon Smith Barney Inc............                      $168,750,000                          $50,000,000
J.P. Morgan Securities Inc.............                    $31,250,000                              $0
                                       Total              $200,000,000                          $50,000,000
                                                          ============                          ===========


                                   SCHEDULE II


                  1. Registration Rights Agreement dated as of October 27, 1999 by and between Rite Aid Corporation and Green Equity Investors III, L.P.

                  2. Registration Rights Agreement dated as of October 27, 1999 by and between Rite Aid Corporation and J.P. Morgan Ventures Corporation.

                  3. Registration Rights Agreement dated as of June 14, 2001, by and among Rite Aid Corporation and the Lenders listed therein.

                  4. Registration Rights Agreement dated as of June 27, 2001 between Rite Aid Corporation and the Exchanging Holders listed therein.

                  5. Registration Rights Agreement dated as of June 27, 2001 between Rite Aid Corporation and the Purchasers listed therein.

                  6. Registration Rights Agreement dated as of June 27, 2001 between Rite Aid Corporation, Transamerica Investment Management LLC, and the Other Purchasers listed therein.

                                                                      EXHIBIT A



                       Selling Restrictions for Offers and
                         Sales outside the United States


                  (1)(a) The Securities and the Stock issuable upon conversion thereof have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act or unless registered under the Act. The Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until one year after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that it will not engage, directly or indirectly, in hedging transactions with regard to the Securities or the shares of Stock issuable upon conversion thereof prior to the expiration of one year after the later of the commencement of the offering and the Closing Date unless in compliance with the Act. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the one year distribution compliance period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and November 19, 2001, except in either case in accordance with Regulation S or Rule 144A under the Act. Hedging transactions with regard to the Securities or the shares of Stock issuable upon conversion of the Securities may not be conducted, directly or indirectly, prior to the expiration of one year after the later of the commencement of the offering and January 26, 2000 unless in compliance with the Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and prior to the expiration of the period of six months from the issue date of the Securities will not offer or sell, any Securities in the United Kingdom, other than to persons whose ordinary business it is to buy, hold, manage or dispose of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulation 1995 or the Financial Services Act 1986 of the United Kingdom; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issue of the notes, if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                                                                      EXHIBIT B


                           [Form of Lock-Up Agreement]


                       [Letterhead of officer or director]


                              Rite Aid Corporation


Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Purchase Agreement (the "Purchase Agreement"), between Rite Aid Corporation, a Delaware corporation (the "Company"), and you as Representatives of the several Initial Purchasers named therein, relating to a placement of $200,000,000 aggregate principal amount of Convertible Notes Due 2006 ($250,000,000 if the over-allotment option is exercised by the Initial Purchaser).

                  In order to induce the Initial Purchasers to enter into the Purchase Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) directly or indirectly, including the filing of (or participation in the filing of)), a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of common stock ("Common Stock") of the Company or any securities convertible into, or exercisable or exchangeable for such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Purchase Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.; provided, however, that, without such consent, the undersigned may participate in the filing of any registration statement which the Company is permitted to file pursuant to the Purchase Agreement.

                  If for any reason the Purchase Agreement shall be terminated prior to the Closing Date (as defined in the Purchase Agreement), the agreement set forth above shall likewise be terminated.

                                    Very truly yours,

                                    -----------------------------------
                                    Signature


                                    ------------------------------------
                                    Print Name



                                       B-1